Dreyfus
Growth and
Income Fund, Inc.
Annual Report
October 31, 1997

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure for me to introduce the new manager of the Dreyfus Growth and Income Fund, Inc.: Douglas D. Ramos, who took over the Fund's management in July. As he explains in the following letter, Doug brings a new viewpoint to carrying out his responsibilities for managing this Fund on your behalf.

   Before coming to Dreyfus, Doug served 12 years at Loomis, Sayles & Co. in Pasadena, CA where he managed $1.9 billion in equity assets including the equity portion of balanced funds, and set allocation policy for one of their major funds. Earlier Doug was a portfolio manager and analyst at Lloyd's Bank. He began his career with Manufacturers Hanover Trust as an analyst, after graduating from the University of Rhode Island. He is a Chartered Financial Analyst (CFA) and a Chartered Investment Counselor (CIC).

   At Dreyfus, Doug Ramos has been named a senior vice president, senior equity portfolio manager and head of growth and income equities.

    We have great confidence in Doug's ability to pursue rewarding returns for your investment in Dreyfus Growth and Income Fund.


                                                     Sincerely,
                                                     /s/ Stephen E. Canter
                                                     Stephen E. Canter
                                                     Chief Investment Officer

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   As the new portfolio manager of Dreyfus Growth and Income Fund, I am reporting in this letter on the activities of the Fund for its full fiscal year, which ended October 31, 1997. My management has extended over the last four months, July through October.

   For the 12-month period, the Fund, which has in the past contained fixed income securities as well as common stocks, produced a total return of 12.97%,* while the Standard & Poor's 500 Composite Stock Price Index -- composed only of common stocks -- had a total return of 32.10%.**

   Two major factors -- the Fund's cash positions and convertible securities -- caused the Fund's performance to lag during the first six months of the fiscal year and continued to hinder returns during the second half of the fiscal year. Changes have been made to the portfolio to address this situation, and they will be discussed later in this letter.

Economic Review

   The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real Gross Domestic Product growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

   Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

Market Overview

   Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997 saw solid gains. For the same 12 months, measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58%, the Standard & Poor's 500 Stock Index 29.96%, the Nasdaq Composite 30.43% and the Russell 2000, 27.52%. These were the gains after the drop of the last week in October, and before counting the rebound that occurred in the first week of November.

   In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.

   As autumn leaves began to turn, the stock market as a whole regained its wind -- but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source -- the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but fell less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.

     The American investing public appears to be convinced that equities are a good place to put money for the long term when their prices are attractive, despite the recent volatility of the market averages.

PORTFOLIO FOCUS

   Two of the factors that contributed to the Fund's lagging performance -- the convertible securities and high cash levels -- have for the most part been addressed. As of this writing, most of the convertibles have been sold and the proceeds have been reinvested into common stocks; the cash levels have been brought down to a minimal level. Going forward, the Fund will be primarily focused on investments in companies whose prospects for earnings growth are above average and whose common stock is selling at below-average price-earnings ratios. For the year, the Fund's exposure to small and middle capitalization stocks was a drag on performance, but more recently this has become a positive factor for performance. In the final analysis, stock selection was the major determinant of performance.

   Going forward, we will increase our focus in the vital area of stock selection. The new equity process we have implemented in this Fund is a major step in that direction. In our previous correspondence we have discussed this change and will continue to keep you apprised of its progress.

   We are grateful for the opportunity to invest your capital and will be working diligently on your behalf in an attempt to achieve satisfying long-term investment results.
                                                     Sincerely,
                                                     /s/ Douglas Ramos
                                                     Douglas Ramos
                                                     Portfolio Manager

November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund, which can engage in a variety of investment techniques, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance, which is composed of only equity securities.

Dreyfus Growth and Income Fund, Inc.                           October 31, 1997
-------------------------------------------------------------------------------

         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
                          GROWTH AND INCOME FUND, INC.
            AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


[INSERT CHART PLOT POINTS HERE]


$25,423
Standard & Poor's 500
Composite Stock
Price Index*

$21,362
Dreyfus Growth
and Income Fund



*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns

-------------------------------------------------------------------------------------------------------------
                   One Year Ended               Five Years Ended         From Inception (12/31/91)
                  October 31, 1997              October 31, 1997            to October 31, 1997
                 -------------------           -------------------       -------------------------
                        12.97%                       13.67%                       13.88%

-------------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 12/31/91 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, which can invest in both equity and debt securities, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance comprised solely of common stocks. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stocks--84.1%                                                                  Shares           Value
-------------------------------------------------------------------------------  -------------   ---------------
       Commercial Services--.9%   Cognizant.....................................       450,000   $    17,634,375
                                                                                                 ---------------

        Consumer Durables--1.8%   Leggett & Platt...............................       842,700        35,182,725
                                                                                                 ---------------

    Consumer Non-Durables--5.7%   Archer-Daniels-Midland........................     1,563,000        34,776,750
                                  Deans Foods...................................        34,100         1,613,356
                                  Kimberly-Clark................................       739,000        38,381,812
                                  Philip Morris Cos.............................       859,000        34,037,875
                                                                                                 ---------------
                                                                                                     108,809,793
                                                                                                 ---------------

        Consumer Services--2.4%   Carnival, Cl. A...............................       941,000        45,638,500
                                                                                                 ---------------

   Electronic Technology--13.9%   Adaptec.......................................       449,500(a)     21,772,656
                                  Applied Materials.............................       100,000         3,337,500
                                  Boeing........................................       671,000        32,124,125
                                  General Motors, Cl. H.........................       250,000        15,812,500
                                  Intel.........................................       415,000        31,955,000
                                  Lockheed Martin...............................       371,000        35,268,188
                                  Micron Technology.............................       751,000        20,136,188
                                  Sundstrand....................................       662,000        35,996,250
                                  Thiokol.......................................        80,000         7,325,000
                                  3Com..........................................       703,000        29,130,563
                                  United Technologies...........................       479,000        33,530,000
                                                                                                 ---------------
                                                                                                     266,387,970
                                                                                                 ---------------

          Energy Minerals--3.4%   Amerada Hess..................................        30,000         1,843,125
                                  Occidental Petroleum..........................       400,000        11,150,000
                                  Pennzoil......................................       225,000        16,650,000
                                  Tosco.........................................     1,080,000        35,640,000
                                                                                                 ---------------
                                                                                                      65,283,125
                                                                                                 ---------------

                 Finance--13.1%   BankBoston....................................       454,000        36,802,375
                                  CBL & Associates Property.....................       400,000         9,650,000
                                  Chase Manhattan...............................       341,000        39,342,875
                                  Chubb ........................................       100,000         6,625,000
                                  Fannie Mae....................................       727,000        35,214,063
                                  First Union...................................       500,500        24,555,781
                                  Fleet Financial Group.........................       576,000        37,044,000
                                  Freddie Mac...................................     1,180,000        44,692,500
                                  General Re....................................        50,000         9,859,375
                                  Trenwick Group................................       185,566         6,471,614
                                                                                                 ---------------
                                                                                                     250,257,583
                                                                                                 ---------------

          Health Services--3.4%   Beverly Enterprises...........................     2,295,000(a)     34,281,563
                                  PacifiCare Health Systems, Cl. B..............       467,800(a)     30,290,050
                                                                                                 ---------------
                                                                                                      64,571,613
                                                                                                 ---------------


Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997


Common Stocks (continued)                                                            Shares           Value
-------------------------------------------------------------------------------   -------------   ---------------
        Health Technology--3.6%   ALPHARMA (Rights).............................        110,000(a) $     618,750
                                  American Home Products........................        400,000       29,650,000
                                  Biogen........................................      1,044,000(a)    34,974,000
                                  Genzyme General Division......................        150,000        4,106,250
                                                                                                 ---------------
                                                                                                      69,349,000
                                                                                                 ---------------

       Industrial Services--.5%   ENI, A.D.S....................................        150,000        8,456,250
                                                                                                 ---------------

      Non-Energy Minerals--1.6%   Edperbrascan, Cl. A...........................      1,200,000       21,000,000
                                  Georgia-Pacific...............................        120,000       10,177,500
                                                                                                 ---------------
                                                                                                      31,177,500
                                                                                                 ---------------

       Process Industries--4.9%   duPont (EI) de Nemours........................        633,000       36,001,875
                                  Great Lakes Chemical..........................        864,000       40,608,000
                                  Westinghouse Electric.........................        300,000        7,931,250
                                  Witco.........................................        200,000        8,700,000
                                                                                                 ---------------
                                                                                                      93,241,125
                                                                                                 ---------------

  Producer Manufacturing--12.1%   AlliedSignal..................................        876,000       31,536,000
                                  Armstrong World Industries....................        525,000       34,945,312
                                  Deere & Co....................................        350,000       18,418,750
                                  Emerson Electric..............................        289,103       15,159,839
                                  General Signal................................        945,000       37,918,125
                                  Industrial Flexible Material..................        725,000(a,e)          --
                                  Masco.........................................        187,200        8,213,400
                                  Raychem.......................................        125,000       11,320,312
                                  Tyco International............................        964,394       36,405,874
                                  Xerox ........................................        481,300       38,173,106
                                                                                                 ---------------
                                                                                                     232,090,718
                                                                                                 ---------------

             Retail Trade--6.4%   General Nutrition.............................      1,298,000(a)    40,887,000
                                  OfficeMax.....................................      3,350,000(a)    44,806,250
                                  Sunglass Hut International....................      1,456,300(a)    11,650,400
                                  Wal-Mart Stores...............................        700,000       24,587,500
                                                                                                 ---------------
                                                                                                     121,931,150
                                                                                                 ---------------

           Transportation--2.0%   AMR...........................................        210,800(a)    24,545,025
                                  Canadian Pacific..............................        450,000       13,415,625
                                                                                                 ---------------
                                                                                                      37,960,650
                                                                                                 ---------------

                Utilities--8.4%   Coastal.......................................        578,000       34,752,250
                                  Duke Energy...................................        450,000(a)    21,712,500
                                  GTE...........................................        600,000       25,462,500
                                  SBC Communications............................        200,000(a)    12,725,000
                                  Telecommunicaiones Brasileiras, A.D.R.........        322,000       32,683,000


Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997


Common Stocks (continued)                                                            Shares           Value
-------------------------------------------------------------------------------  -------------   ---------------
         Utilities (continued)   Texas Utilities...............................        200,000   $     7,175,000
                                 UGI...........................................        900,000(a)     24,187,500
                                 Viatel........................................        350,000(a)      2,318,750
                                                                                                 ---------------
                                                                                                     161,016,500
                                                                                                 ---------------
                                 TOTAL COMMON STOCKS
                                    (cost $1,489,583,932)......................                  $ 1,608,988,577
                                                                                                 ===============

Convertible Preferred Stocks--1.6%
-------------------------------------------------------------------------------


                    Energy--.7%   NORAM Financing, Cum., 6.25%..................       200,000   $    13,450,000
                                                                                                 ---------------

                   Finance--.6%   Banco Commercial Portugese, Ser. A, 8%........        57,400         4,183,025
                                  Tanger Factory, Ser. A, Cum., $1.802..........       299,800         8,094,600
                                                                                                 ---------------
                                                                                                      12,277,625
                                                                                                 ---------------

           Health Services--.1%   McKesson, Cum., $2.50.........................        26,100(b)      2,001,544
                                                                                                 ---------------

       Media/Entertainment--.2%   Station Casinos, 7%...........................        87,100         3,799,737
                                                                                                 ---------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (cost $26,183,715).........................                  $    31,528,906
                                                                                                 ===============

                                                                                    Principal
Convertible Corporate Notes & Bonds--4.0%                                             Amount
-------------------------------------------------------------------------------  -------------
                    Energy--.4%   ENRON, Exchangeble Notes,
                                    6.25%, 12/13/1998..........................  $     405,000   $     8,732,812
                                                                                                 ---------------

               Health Care--.3%   Tenet Healthcare, Sub. Deb.,
                                    6%, 12/1/2005..............................      5,000,000         4,993,750
                                                                                                 ---------------

       Media/Entertainment--.7%   Telecommunications, Sub. Deb.,
                                    4.50%, 2/15/2006...........................     15,500,000        13,058,750
                                                                                                 ---------------

               Technology--2.6%   First Financial Management, Sr. Deb.,
                                    5%, 12/15/1999.............................     30,000,000        39,562,500
                                  Micron Technology, Sub. Notes,
                                    7%, 7/1/2004...............................     11,000,000        10,133,750
                                                                                                 ---------------
                                                                                                      49,696,250
                                                                                                 ---------------

            Transportation--.0%   Campagnie Nationale Air France, Sub. Deb.,
                                    4%, 1/1/2000...............................        893,193(e)        154,663
                                                                                                 ---------------
                                  TOTAL CONVERTIBLE CORPORATE NOTES AND BONDS
                                    (cost $69,787,173).........................                  $    76,636,225
                                                                                                 ===============


Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                    Principal
Short-Term Investments--9.4%                                                          Amount           Value
-------------------------------------------------------------------------------  -------------   ---------------
          U.S. Treasury Bills:   5.20%, 11/13/1997.............................  $     640,000   $       638,944
                                 5.20%, 12/11/1997.............................      7,343,000         7,303,201
                                 4.91%, 12/18/1997.............................      6,337,000         6,296,443
                                 4.90%, 12/26/1997.............................      1,186,000         1,176,939
                                 5.14%, 1/2/1998...............................     38,223,000        37,893,518
                                 5.293%, 1/8/1998..............................     85,166,000(c)     84,350,961
                                 4.98%, 1/15/1998..............................     33,009,000        32,660,425
                                 4.96%, 1/22/1998..............................      8,705,000(d)      8,602,368
                                                                                                 ---------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $178,963,632)........................                  $   178,922,799
                                                                                                 ===============

TOTAL INVESTMENTS (cost $1,764,518,452)........................................         99.1%    $ 1,896,076,507
                                                                                       ======    ===============

CASH AND RECEIVABLES (NET).....................................................           .9%    $    16,331,975
                                                                                       ======    ===============

NET ASSETS.....................................................................        100.0%    $ 1,912,408,482
                                                                                       ======    ===============


Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, this security amounted to $2,001,544 or approximately .1% of net assets.
(c) Partially held by custodian in a segregated account as collateral for open financial futures postitions.
(d) Partially held by brokers as collateral for open short sale postions.
(e) Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $154,663 represent approximately .01% of net assets:

                                                    Acquisition      Purchase       Percentage of
Issuer                                                 Date            Price         Net Assets      Valuation*
 -----                                              -----------     ----------      -------------   -------------
Campagnie Nationale Air France, Sub. Deb.,
   4%, 1/1/2000..................................    5/4/1993            $0.19          0.01%           cost
Industrial Flexible Material.....................    3/31/1993           $5.00          0.00%           zero

-----------------------------
* The valuation of these securities has been determined in good faith under the direction of the Board of Directors.


                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Statement of Financial Futures                                 October 31, 1997

                                                                   Market Value                      Unrealized
                                                                      Covered                      (Depreciation)
Financial Futures                                    Contracts     by Contracts      Expiration      at 10/31/97
 ---------------                                     ---------    -------------     ------------    ------------
Standard & Poor's 500............................       300        $138,600,000     December '97    ($6,765,580)
                                                                                                    ============

Statement of Securities Sold Short                                                             October 31, 1997

Common Stocks                                                                          Shares           Value
 --------------                                                                      ----------     ------------
Capstone Pharmaceutical Services
  (proceeds $1,444,189)..........................                                      114,000       $1,211,250
                                                                                                    ============



                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                           October 31, 1997

                                                                                       Cost            Value
                                                                                  --------------  --------------
ASSETS:                       Investments in securities--See Statement
                                 of Investments................................   $1,764,518,452  $1,896,076,507
                              Cash.............................................                       15,239,221
                              Receivable for investment securities sold........                        9,857,605
                              Receivable for futures variation margin--Note 4(a)                       3,135,000
                              Dividends and interest receivable................                        2,276,038
                              Receivable from brokers for proceeds on securities
                                sold short.....................................                        1,444,189
                              Receivable for shares of Common Stock subscribed.                           98,141
                              Prepaid expenses.................................                           66,998
                                                                                                  --------------
                                                                                                   1,928,193,699
                                                                                                  --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                        1,427,227
                              Payable for investment securities purchased......                       12,759,835
                              Securities sold short, at value
                                (proceeds $1,444,189)--see statement............                       1,211,250
                              Payable for shares of Common Stock redeemed......                           83,411
                              Accrued expenses.................................                          303,494
                                                                                                  --------------
                                                                                                      15,785,217
                                                                                                  --------------

NET ASSETS.....................................................................                   $1,912,408,482
                                                                                                  ==============

REPRESENTED BY:               Paid-in capital..................................                   $1,480,480,285
                              Accumulated undistributed investment income--net..                       1,430,723
                              Accumulated net realized gain (loss) on investments
                                and foreign currency transactions..............                      305,470,030
                              Accumulated net unrealized appreciation (depreciation)
                                on investments, securities sold short and foreign
                                currency transactions [including ($6,765,580)
                                net unrealized (depreciation) on financial futures]                  125,027,444
                                                                                                  --------------

NET ASSETS.....................................................................                   $1,912,408,482
                                                                                                  ==============

SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                      96,494,344

NET ASSET VALUE, offering and redemption price per share.......................                          $19.82
                                                                                                         ======

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $168,514 foreign taxes
                                withheld at source)......................      $  29,179,779
                              Interest...................................         25,120,700
                                                                               -------------
                                Total Income.............................                        $  54,300,479


EXPENSES:                     Management fee--Note 3(a)...................        15,103,492
                              Shareholder servicing costs--Note 3(b)......         4,759,120
                              Custodian fees--Note 3(b)...................           256,785
                              Dividends on securities sold short.........            176,500
                              Prospectus and shareholders' reports.......             91,072
                              Directors' fees and expenses--Note 3(c).....            81,676
                              Professional fees..........................             80,916
                              Registration fees..........................             50,657
                              Miscellaneous..............................             35,021
                                                                               -------------
                                Total Expenses...........................                           20,635,239
                                                                                                 -------------



INVESTMENT INCOME--NET....................................................                          33,665,240
                                                                                                 -------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions (including foreign
                                   currency transactions)................       $285,263,065
                                Short sale transactions..................            534,069
                              Net realized gain (loss) on financial futures       12,430,631
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................          3,869,975
                                                                               -------------
                                   Net Realized Gain (Loss)..............                          302,097,740
                              Net unrealized appreciation (depreciation) on
                                investments, foreign currency transactions and
                                securities sold short [including ($6,765,580) net
                                unrealized (depreciation) on financial futures]                    (82,003,170)
                                                                                                 -------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                          220,094,570
                                                                                                 -------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                         $253,759,810
                                                                                                 =============

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                  Year Ended        Year Ended
                                                                               October 31, 1997  October 31, 1996
                                                                               ----------------- ----------------
OPERATIONS:
   Investment income--net.................................................     $    33,665,240   $    34,268,586
   Net realized gain (loss) on investments................................         302,097,740       256,817,745
   Net unrealized appreciation (depreciation) on investments..............         (82,003,170)       42,647,165
                                                                               ---------------   ---------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....         253,759,810       333,733,496
                                                                               ---------------   ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................        (36,481,865)      (31,664,919)
   Net realized gain on investments.......................................        (255,311,969)      (49,168,158)
                                                                               ---------------   ---------------

      Total Dividends.....................................................        (291,793,834)      (80,833,077)
                                                                               ---------------   ---------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................       3,234,126,408       535,580,601
   Dividends reinvested...................................................         278,761,496        77,406,742
   Cost of shares redeemed................................................      (3,630,898,456)     (560,806,153)
                                                                               ---------------   ---------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions...        (118,010,552)       52,181,190
                                                                               ---------------   ---------------

         Total Increase (Decrease) in Net Assets..........................        (156,044,576)      305,081,609

NET ASSETS:
   Beginning of Period....................................................       2,068,453,058     1,763,371,449
                                                                               ---------------   ---------------
   End of Period..........................................................     $ 1,912,408,482   $ 2,068,453,058
                                                                               ===============   ===============
Undistributed investment income--net.......................................    $     1,430,723   $     4,247,348
                                                                               ---------------   ---------------


                                                                                    Shares            Shares
                                                                               ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................         164,975,986        26,977,092
   Shares issued for dividends reinvested.................................          15,539,230         4,123,044
   Shares redeemed........................................................        (184,787,972)      (28,518,323)
                                                                               ---------------   ---------------

      Net Increase (Decrease) in Shares Outstanding.......................          (4,272,756)        2,581,813
                                                                               ===============   ===============


                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Year Ended October 31,
                                                           ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                           ------     ------      ------      ------      ------
   Net asset value, beginning of period..............      $20.53     $17.96      $16.49      $16.86      $13.89
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net.............................        .34        .35         .44         .34         .38
   Net realized and unrealized gain (loss) on investments    1.97       3.05        1.67        (.34)       2.95
                                                           ------     ------      ------      ------      ------
   Total from Investment Operations..................        2.31       3.40        2.11          --        3.33
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net..............       (.37)      (.32)       (.47)       (.33)       (.36)
   Dividends from net realized gain on investments...       (2.65)      (.51)       (.17)       (.04)        --
                                                           ------     ------      ------      ------      ------
   Total Distributions...............................       (3.02)      (.83)       (.64)       (.37)       (.36)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period...................       $19.82     $20.53      $17.96      $16.49      $16.86
                                                           ======     ======      ======      ======      ======
TOTAL INVESTMENT RETURN..............................       12.97%     19.41%      13.17%        .05%      24.24%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.        1.01%      1.02%       1.05%       1.14%       1.24%
   Ratio of dividends on securities sold short to
      average net assets.............................         .01%       .01%        .01%         --          --
   Ratio of net investment income to average net assets      1.67%      1.78%       2.55%       2.18%       2.92%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............         --          --          --          --         .04%
   Portfolio Turnover Rate...........................      129.48%    131.30%     132.46%      97.47%      85.26%
   Average commission rate paid*.....................      $.0631     $.1073          --          --          --
   Net Assets, end of period (000's omitted).........  $1,912,408 $2,068,453  $1,763,371  $1,717,733  $1,165,503

-------------------------
* For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     Dreyfus Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended October 31, 1997:

                                                          Shares
                                     -------------------------------------------------
                                     Beginning                                  End       Dividend      Market
Name of Issuer                       of Period     Purchases      Sales       Period       Income        Value
-------------                        ----------   ----------   ----------   ----------   ----------   ----------
Mortgage Information*............      245,959        --         245,959        --     $      --      $    --

--------------------
*  No longer an affiliated issuer at October 31, 1997

     (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1997, the Fund did not borrow under either line of credit.

NOTE  3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1997, the Fund was charged $2,806,731 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $1,269,788 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $256,785 pursuant to the custody agreement.

   (c) Each Director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended October 31, 1997:

                                                                             Purchases             Sales
                                                                           -------------       --------------
Long transactions.......................................................  $2,302,124,355       $2,591,176,678
Short sale transactions.................................................      93,823,687           87,475,698
                                                                           -------------       --------------
   Total................................................................  $2,395,948,042       $2,678,652,376
                                                                           =============       ==============

Dreyfus Growth and Income Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1997, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1997, there were no open forward currency exchange contracts.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (See Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1997, and their related unrealized depreciation are set forth in the Statement of Financial Futures.

   (b) At October 31, 1997, accumulated net unrealized appreciation on investments, financial futures and securities sold short was $125,025,414, consisting of $192,114,449 gross unrealized appreciation and $67,089,035 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Growth and Income Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments, financial futures and securities sold short, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
December 8, 1997

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Important Tax Information (Unaudited)


     For Federal tax purposes the Fund hereby designates $1.196 per share as a long-term capital gain distribution of the $2.765 per share paid on December 17, 1996.

   The Fund also designates 15.01% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return. *

Dreyfus Growth and Income Fund, Inc.
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     010AR9710